Exhibit 10.28

Consent to be Named as a Director Nominee

In connection with the filing by JP Outfitters, LLC of the Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of JP Outfitters, LLC.in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: November 29, 2022

Signature:	/s/ Arnold Cohen
Arnold Cohen